CENTURA FUNDS, INC.

                          SUPPLEMENT DATED MAY 4, 1999
                      TO PROSPECTUSES DATED AUGUST 28, 1998



         This  Supplement  is  provided  to  update,   and  should  be  read  in
conjunction with, the information provided in the Prospectuses.

         Federal Securities Income Fund

On April 28, 1999, the Board of Directors approved on behalf of Federal Securities Income Fund a change in the Fund's name to Centura Government Income Fund. No changes are being made to the Fund's investment policies or its investment objective as a result of the name change which takes effect immediately.

         Southeast Equity Fund

On April 28, 1999, the Board of Directors approved on behalf of the Southeast Equity Fund (1) a change in the Fund's name to Centura Small Cap Equity Fund and
(2) a change in the Fund's non fundamental primary investment policy which is restated as follows:

         Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of small companies. Small Companies are defined as those with market capitalizations that fall within the range of the companies in the S&P 600 Small Cap Index. As of December 31, 1998, the companies in the S&P 600 Small Cap Index had an average market capitalization of $580 million.

The Fund's Adviser believes such changes will afford the Fund greater latitude in stock selection over time. No change is being made to the Fund's investment objective as a result of these policy and name changes.